Exhibit 99.1

PTGi Announces the Consummation of Private Exchange Offers and Consent

Solicitation Relating to 13.00% Notes due 2016 and 14.25% Notes due 2013

MCLEAN, VA – July 7, 2011 – Primus Telecommunications Group, Incorporated (NYSE: PTGI) (“PTGi” or the “Company”), a global facilities-based integrated provider of advanced telecommunications products and services, announced today the consummation of the previously announced (i) offers to exchange (the “Exchange Offers”) new 10.00% Senior Secured Notes due 2017 (the “New Notes”) issued by Primus Telecommunications Holding, Inc. (the “Issuer”) for any and all outstanding Units representing $129.968 million of 13.00% Senior Secured Notes due 2016 (the “13.00% Notes”) issued by the Issuer and Primus Telecommunications Canada Inc. (“Primus Canada”) and $90 million of 14.25% Senior Subordinated Secured Notes due 2013 (the “14.25% Notes” and, together with the 13.00% Notes, the “Old Notes”) issued by Primus Telecommunications IHC, Inc. (“IHC”), and (ii) solicitation of consents (the “Consent Solicitation”) from holders of 13.00% Notes to amend the indenture governing the 13.00% Notes to eliminate certain restrictive covenants and events of default and release the collateral securing the 13.00% Notes (the “Amendments and Lien Release”).

The Exchange Offers and Consent Solicitation expired at 9:00 a.m., New York City time, on July 5, 2011 (the “Expiration Time”). The Issuer accepted for exchange all Old Notes validly tendered (and not validly withdrawn) at or prior to the Expiration Time. As of the Expiration Time, (i) $127,565,000 aggregate principal amount of 13.00% Notes, representing approximately 98.15% of outstanding 13.00% Notes, had been validly tendered (and not validly withdrawn) pursuant to the Exchange Offers, and consents with respect to such 13.00% Notes had been delivered pursuant to the Consent Solicitation, and (ii) $78,374,970 aggregate principal amount of 14.25% Notes, representing approximately 87.08% of outstanding 14.25% Notes, had been validly tendered (and not validly withdrawn) pursuant to the Exchange Offers. As a result of the Exchange Offers and Consent Solicitation, $228,605,680 aggregate principal amount of New Notes were issued in exchange for Old Notes validly tendered (and not validly withdrawn) and accepted for exchange, plus a cash payment for accrued and unpaid interest on such Old Notes up to, but excluding, the settlement date. In addition, the supplemental indenture to the indenture governing the 13.00% Notes evidencing the Amendments and Lien Release previously executed by the Company, certain of the Company’s subsidiaries and the trustees under the indenture governing the 13.00% Notes is now operative.

The Company also announced that, pursuant to the terms of the support agreement (the “Support Agreement”) that the Company and certain of its subsidiaries entered into with certain holders of 13.00% Notes (the “Supporting Holders”), IHC has called for redemption, at par, $11,625,030 aggregate principal amount of 14.25% Notes, representing all 14.25% Notes that were not tendered or not accepted for exchange in connection with the Exchange Offers and Consent Solicitation. The redemption date is August 7, 2011. Also pursuant to the terms of the Support Agreement, $11,625,030 aggregate principal amount of additional New Notes were issued to certain Supporting Holders by the Issuer, at a purchase price of 100% of the principal amount, the proceeds of which will be used to pay a portion of the redemption price, with the Company funding the related accrued and unpaid interest for the redemption. All funds necessary for such redemption have been deposited with the trustee for the 14.25% Notes.

Upon settlement of the Exchange Offers and Consent Solicitation and the related transactions, including the redemption of unexchanged 14.25% Notes and the issuance of additional New Notes, (i) the aggregate principal amount of New Notes is $240,230,710, (ii) Units representing $2,403,000 aggregate principal amount of 13.00% Notes remains outstanding, and (iii) IHC satisfied and discharged all of its obligations under the indenture governing the 14.25% Notes.

The New Notes will not be registered under the Securities Act of 1933 (as amended, the “Securities Act”), or any other applicable securities laws and, unless so registered, the New Notes may not be offered, sold, pledged or otherwise transferred within the United States or to or for the account or benefit of any U.S. person, except pursuant to an exemption from the registration requirements of the Securities Act and any other applicable securities laws. Accordingly, the New Notes were offered and issued only (i) to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act), (ii) outside the United States, to persons who are not “U.S. persons” (as defined in Regulation S under the Securities Act), and (iii) to “institutional accredited investors” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act).

The complete terms and conditions of the Exchange Offers and Consent Solicitation are set forth in the confidential offering circular and consent solicitation statement, dated June 6, 2011, as supplemented and amended (the “Offering Circular”), and the related letter of transmittal and consent. Documents relating to the Exchange Offers and Consent Solicitation were only distributed to holders of Old Notes who completed and returned a letter of eligibility confirming that they are qualified institutional buyers, non-U.S. persons or institutional accredited investors.

This news release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell the Old Notes nor an offer to sell nor a solicitation of an offer to buy the New Notes. The Exchange Offers and Consent Solicitation were only being made pursuant to the Offering Circular and the related letter of transmittal and consent that the Company distributed to eligible holders.

About PTGi

PTGi is a leading provider of advanced communication solutions, including traditional and IP voice, data, mobile services, broadband Internet, collocation, hosting, and outsourced managed services to business and residential customers in the United States, Canada, Australia and Brazil. PTGi is also one of the leading international carrier service providers to fixed and mobile network operators worldwide. PTGi owns and operates its own global network of next-generation IP soft switches, media gateways, hosted IP/SIP platforms, broadband infrastructure, fiber capacity, and data centers located in Canada, Australia and Brazil. Founded in 1994, PTGi is headquartered in McLean, Virginia.

Forward-Looking Statements

This press release includes “forward-looking statements” as defined by the Securities and Exchange Commission (the “SEC”). All statements, other than statements of historical fact, included herein that address activities, events or developments that PTGi expects, believes or anticipates will or may occur in the future, including anticipated benefits and other aspects of the Exchange Offers and Consent Solicitation, are forward-looking statements. These forward-looking statements are based on the information available to, and the expectations and assumptions deemed reasonable by the Company at the time this news release is issued. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially including, among other things, those outlined in our filings with the SEC, including PTGi’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q on file with the SEC. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of their dates. Except as required by law, PTGi does not intend to update or revise its statements made in this press release, whether as a result of new information, future events or otherwise.

PTGi Investor Relations Contacts:

PTGi Richard Ramlall, SVP Corporate Development and Chief Communications Officer 703-748-8050 ir@ptgi.com	Lippert/Heilshorn & Assoc., Inc. Carolyn Capaccio, Vice President 212-838-3777 ccapaccio@lhai.com